American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
January 31, 2024

Real Estate Fund - Schedule of Investments
JANUARY 31, 2024 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.3%
Data Centers — 12.5%
Digital Realty Trust, Inc.	253,552	35,613,914
Equinix, Inc.	56,647	47,003,981
		82,617,895
Gaming REITs — 3.6%
VICI Properties, Inc.	783,465	23,597,966
Health Care — 9.1%
CareTrust REIT, Inc.	280,615	5,870,466
Ventas, Inc.	373,307	17,317,712
Welltower, Inc.	429,359	37,143,847
		60,332,025
Industrial — 13.4%
Americold Realty Trust, Inc.	156,497	4,303,667
EastGroup Properties, Inc.	48,534	8,611,388
Prologis, Inc.	601,178	76,163,241
		89,078,296
Lodging/Resorts — 2.8%
Hilton Worldwide Holdings, Inc.	28,994	5,536,694
Host Hotels & Resorts, Inc.	696,848	13,393,419
		18,930,113
Office — 2.9%
Alexandria Real Estate Equities, Inc.	118,972	14,383,715
Hudson Pacific Properties, Inc.	621,318	5,088,594
		19,472,309
Residential — 13.2%
American Homes 4 Rent, Class A	443,273	15,536,719
Apartment Income REIT Corp.	270,919	8,856,342
AvalonBay Communities, Inc.	172,863	30,944,205
Essex Property Trust, Inc.	72,899	17,005,150
Invitation Homes, Inc.	452,929	14,914,952
		87,257,368
Retail — 19.0%
Agree Realty Corp.	107,239	6,392,517
Brixmor Property Group, Inc.	591,527	13,273,866
Essential Properties Realty Trust, Inc.	753,610	18,772,425
Kite Realty Group Trust	691,944	14,807,602
Realty Income Corp.	568,814	30,937,793
Simon Property Group, Inc.	178,773	24,779,725
Tanger, Inc.	311,214	8,371,657
Urban Edge Properties	476,241	8,224,682
		125,560,267
Self Storage — 5.7%
Extra Space Storage, Inc.	160,274	23,149,977
Public Storage	50,618	14,334,511
		37,484,488
Specialty — 2.9%
Iron Mountain, Inc.	282,746	19,091,010
Telecommunications REITs — 12.4%
American Tower Corp.	258,897	50,653,198
Crown Castle, Inc.	113,652	12,302,829

SBA Communications Corp.	86,832	19,438,212
		82,394,239
Timberland REITs — 1.8%
Weyerhaeuser Co.	358,198	11,738,148
TOTAL COMMON STOCKS (Cost $571,058,600)		657,554,124
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,819	1,819
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 2.00%, 8/15/25 - 11/15/31, valued at $431,049), in a joint trading account at 5.26%, dated 1/31/24, due 2/1/24 (Delivery value $421,710)		421,648
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 4/15/29, valued at $3,935,301), at 5.29%, dated 1/31/24, due 2/1/24 (Delivery value $3,858,567)		3,858,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 1.125% - 2.875%, 8/15/40 - 2/15/50, valued at $437,659), at 5.28%, dated 1/31/24, due 2/1/24 (Delivery value $429,063)		429,000
		4,708,648
TOTAL SHORT-TERM INVESTMENTS (Cost $4,710,467)		4,710,467
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $575,769,067)		662,264,591
OTHER ASSETS AND LIABILITIES†		(285,241)
TOTAL NET ASSETS — 100.0%		$661,979,350

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$657,554,124	—	—
Short-Term Investments	1,819	$4,708,648	—
	$657,555,943	$4,708,648	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.